SECURITIES AND EXCHANGE COMMISSION

                            WASHINGTON, DC 20549


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                                 FORM 8-K/A

                               CURRENT REPORT
                   PURSUANT TO SECTION 13 OR 15(d) OF THE
                      SECURITIES EXCHANGE ACT OF 1934


Date of report (Date of earliest event reported)   May 2, 1996
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                           CLINICORP, INC.
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         (Exact Name of Registrant as Specified in Charter)


Delaware                      1-11788        59-3068714
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(State or Other Jurisdiction  (Commission    (IRS Employer
of Incorporation)             File Number)   Identification No.)

1601 Belvedere Road, West Palm Beach, FL                       33406
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(Address of Principal Executive Office)                   (Zip Code)

Registrant's telephone number, including area code (407) 684-2225
                                                   ----------------

                         Not Applicable
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(Former Name or Former Address, if Changed Since Last Report)

Item 4. Changes in Registrant's Certifying Accountants
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     On May 1, 1996, Registrant terminated Grant Thornton LLP as its auditors as a result of a substantial reduction and change in the scope of Registrant's operations and based upon the availability of such services at lesser rates and Registrant's unwillingness to pay continuing audit fees at the levels previously charged by Grant Thornton.

     During Registrant's fiscal years ended May 31, 1994 and May 31, 1995, and for subsequent quarterly periods ended August 31, 1995 and November 30, 19951, respectively, there were no disagreements with Grant Thornton on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure which, if not resolved to Grant Thornton's satisfaction would have caused it to make reference to the subject matter of the disagreement in connection with its report.

     Neither Grant Thornton's report dated September 8, 1995 and September 26, 1995 on Registrant's financial statements, as amended, for the year ended May 31, 1995 (Form 10-K/A) nor its report dated September 8, 1994 for the year ended May 31, 1994 contained an adverse opinion or a disclaimer of opinion. (Grant Thornton's report dated September 8, 1995 for the year ended May 31, 1995 (Form 10-K) contained a disclaimer of opinion which was modified by its report dated September 8, 1995 and September 26, 1995 (Form 10-K/A)). Both reports dated September 8, 1995 and September 26, 1995 (Form 10-K/A), and September 8, 1994 contained a qualification of uncertainty as to Registrants' ability to continue as a going concern. In addition, each of the referenced Reports contained a provision regarding the uncertainty surrounding certain material legal matters in which the Registrant is a defendant. None of the referenced reports were modified as to audit scope or accounting principles.

     The decision to terminate Grant Thornton and engage new auditors was approved by the Board of Directors.

     On May 1, 1996, the Registrant engaged the firm of BDO Seidman as auditors to examine the books and records of the Registrant for the fiscal year ending May 31, 1996.

Item 7.  Financial Statements and Exhibits
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     Exhibit 16.   Letter of Grant Thornton LLP regarding change in
certifying accountant.







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      1  Grant Thornton was not asked to perform any services for the Registrant during the period ended February 29, 1996.

                                 SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                                            CLINICORP, INC.



                                            By: /s/ LAWRENCE T. MARKSON, D.C.
                                                -----------------------------
                                                 Lawrence T. Markson, D.C.
                                                 Chairman and
                                                 Chief Executive Officer

May 6, 1996



Securities and Exchange Commission
Washington, D.C. 20549


RE:  CliniCorp
     File No. 1-11788

Dear Sir or Madam:

We have read Item 4 of the Form 8-K of CliniCorp dated May 1, 1996 and agree with the statements contained in paragraphs two and three therein.

Very truly yours,


/s/ GRANT THORNTON LLP

GRANT THORNTON LLP